UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2012 (October 11, 2012)

LinnCo, LLC

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-35695 000-51719	45-5166623 65-1177591
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On October 11, 2012, LinnCo, LLC (“LinnCo”) and Linn Energy, LLC (“LINN”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the LinnCo and LINN and Barclays Capital Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Raymond James & Associates, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by LinnCo (the “Offering”), and purchase by the Underwriters, of 30,250,000 common shares representing limited liability company interests in LinnCo at a price to the public of $36.50 per common share. Pursuant to the Underwriting Agreement, LinnCo also granted the Underwriters an option for a period of 30 days to purchase up to an additional 4,357,500 common shares (the “Option Units”) to cover over-allotments, if any, on the same terms. On October 11, 2012, the Underwriters exercised in full their option to purchase the Option Units.

The material terms of the Offering are described in the prospectus, dated October 11, 2012 (the “Prospectus”), filed by LinnCo and LINN with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File Nos. 333-182305 and 333-182305-01) (the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties and agreements of LinnCo and LINN, and customary conditions to closing, obligations of the parties and termination provisions. LinnCo and LINN have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on October 17, 2012. LinnCo received proceeds from the Offering (net of underwriting discounts and after deducting a structuring fee payable to Barclays Capital Inc.) of approximately $1.213 billion. LinnCo will use the net proceeds from the sale of the common shares to purchase from LINN a number of units representing limited liability company interests in LINN equal to the number of shares sold in the Offering. The per unit price LinnCo will pay for such LINN units will be equal to the net proceeds received on a per share basis. LINN will use the proceeds it receives from the sale of LINN units to:

•	repay approximately $1,052.023 million in borrowings outstanding under its credit facility; and

•	pay estimated offering expenses of approximately $2.435 million.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking and advisory services for LinnCo and LINN and their respective affiliates from time to time in the ordinary course of their business for which they have received customary fees and reimbursement of expenses. Affiliates of most of the Underwriters are lenders under LINN’s credit facility and, accordingly, will receive a portion of the net proceeds of the Offering.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Omnibus Agreement

On October 17, 2012, in connection with the closing of the Offering, LinnCo and LINN entered into an Omnibus Agreement (the “Omnibus Agreement”). As more fully described in the Prospectus, the Omnibus Agreement addresses LINN’s obligation to pay on LinnCo’s behalf (directly or indirectly) any legal, accounting, tax advisory, financial advisory and engineering fees, printing costs or other administrative and out-of-pocket expenses incurred by LinnCo, along with any other expenses incurred in connection with the Offering or incurred as a result of being a publicly traded entity and LINN’s obligation to indemnify LinnCo and its officers and directors for damages suffered or costs incurred (other than income taxes payable by LinnCo) in connection with carrying out LinnCo’s activities.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Form 8-K.

Option Agreements

On October 11, 2012, the Compensation Committee of LINN (the “Committee”) approved two new forms of LINN special incentive executive option award agreements (the “Award Agreements”) providing for an option term of seven years and three year cliff vesting with modified accelerated vesting terms for the award to LINN’s President and CEO.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Award Agreements, which are filed as Exhibits 10.2 and 10.3 to this Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Limited Liability Company Agreement of LinnCo, LLC

On October 17, 2012, in connection with the closing of the Offering, LinnCo amended and restated its Limited Liability Company Agreement (as amended, the “LinnCo LLC Agreement”). A description of the LinnCo LLC Agreement is contained in the section of the Prospectus entitled “Description of the Limited Liability Company Agreements—Our Limited Liability Company Agreement” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the LinnCo LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

1.1	Underwriting Agreement, dated as of October 11, 2012, by and among LinnCo, LLC and Linn Energy, LLC and the Underwriters named therein.

3.1	Amended and Restated Limited Liability Company Agreement of LinnCo, LLC, dated October 17, 2012.

10.1	Omnibus Agreement, dated October 17, 2012, by and between LinnCo, LLC and Linn Energy, LLC.

10.2	Form of Special Incentive Grant Executive Option Agreement pursuant to the Linn Energy, LLC Amended and Restated Long Term Incentive Plan, as amended

10.3	Form of Special Incentive Grant Executive Option Agreement (Mark Ellis) pursuant to the Linn Energy, LLC Amended and Restated Long Term Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINNCO, LLC

Date: October 17, 2012	By:	/s/ Candice J. Wells
		Name:	Candice J. Wells
		Title:	Vice President, Assistant General Counsel and
Corporate Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC

Date: October 17, 2012	By:	/s/ Candice J. Wells
		Name:	Candice J. Wells
		Title:	Corporate Secretary

INDEX TO EXHIBITS

Number	Description

1.1	Underwriting Agreement, dated as of October 11, 2012, by and among LinnCo, LLC and Linn Energy, LLC and the Underwriters named therein.

3.1	Amended and Restated Limited Liability Company Agreement of LinnCo, LLC, dated October 17, 2012.

10.1	Omnibus Agreement, dated October 17, 2012, by and between LinnCo, LLC and Linn Energy, LLC.

10.2	Form of Special Incentive Grant Executive Option Agreement pursuant to the Linn Energy, LLC Amended and Restated Long Term Incentive Plan, as amended

10.3	Form of Special Incentive Grant Executive Option Agreement (Mark Ellis) pursuant to the Linn Energy, LLC Amended and Restated Long Term Incentive Plan, as amended